B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.1 C O M PA N Y O V E R V I E W August 2025

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.2 Babcock & Wilcox Enterprises, Inc. (“B&W Enterprises” or “B&W”) cautions that this presentation contains forward-looking statements within the meaning of federal securities laws. All statements other than statements of historical or current fact included in this presentation are forward-looking statements, including, without limitation, statements relating to the company's business outlook and expected financial performance expectations regarding future growth, expansion and profitability, outlook and expectations regarding B&W’s BrightLoop technology and statements about our support of net-zero, decarbonization and sustainable power ambitions and key technologies, data centers and electric demand, as well as statements about B&W’s future pipeline of new projects and business within its Renewable, Environmental and Thermal operating segments and their impact on future shareholder value. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things: our financial condition and ability to continue as a going concern and that we have entered into a number of amendments and waivers to our Debt Facilities (as defined in our Annual Report on Form 10-K for the year ended December 31, 2024); our need of additional financing to continue as a going concern; any negative reactions to the substantial doubt about our ability to continue as a going concern by our customers, suppliers, vendors, employees and other third parties; risks associated with contractual pricing in our industry; our relationships with customers, subcontractors and other third parties; our ability to comply with our contractual obligations; disruptions at our manufacturing facilities or a third-party manufacturing facility that we have engaged; the actions or failures of our co-venturers; our ability to implement our growth strategy, including through strategic acquisitions, which we may not successfully consummate or integrate; our evaluation of strategic alternatives for certain businesses and non-core assets which may not result in successful transactions; the risks of unexpected adjustments and cancellations in our backlog; professional liability, product liability, warranty and other claims; our ability to compete successfully against current and future competitors; our ability to develop and successfully market new products; the impacts of industry conditions and public health crises; the cyclical nature of the industries in which we operate; changes in the legislative and regulatory environment in which we operate; supply chain issues, including shortages of adequate components; failure to properly estimate customer demand; our ability to comply with the covenants in our debt agreements; our ability to refinance any of our debt in the future on commercially reasonable terms or at all; our ability to maintain adequate bonding and letter of credit capacity; impairment of goodwill or other indefinite-lived intangible assets; credit risk; disruptions in, or failures of, our information systems; our ability to comply with privacy and information security laws; our ability to protect our intellectual property and use the intellectual property that we license from third parties; risks related to our international operations, including fluctuations in the value of foreign currencies, current and future changes to global tariffs, sanctions and export controls that could harm our profitability; volatility in the price of our common stock; B. Riley’s significant influence over us; changes in tax rates or tax law; our ability to use net operating loss and certain tax credits; our ability to maintain effective internal control over financial reporting; our ability to attract and retain skilled personnel and senior management; labor problems, including negotiations with labor unions and possible work stoppages; risks associated with our retirement benefit plans; natural disasters or other events beyond our control, such as war, armed conflicts or terrorist attacks; and the other factors specified and set forth under "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission, including, without limitation, the risks described in the Company's Annual Report on Form 10-K for the year ended December 31, 2024 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (as applicable). These factors should be considered carefully, and B&W Enterprises cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.  SAFE HARBOR STATEMENT

WE'RE A GLOBAL ENERGY LEADER CREATING A BRIGHTER FUTURE

Providing high quality and innovative technologies since 1867

- From our first patent for a more efficient boiler to more than 17,000 patents since, we continue to drive innovation and change
- Today, we are a globally recognized technology leader and innovator at the forefront of the energy transition

Ensuring energy security for customers and the world

- Helping utility and industrial customers with the technical challenges of moving from current to future energy sources
- Delivering systems, parts and field services to help utility and industrial plants operate more effectively and efficiently

Advancing solutions for the clean energy landscape

- Our hydrogen production, carbon capture, renewable energy and environmental technologies support the reduction of greenhouse gases, including CO_2 and methane, in an environmentally friendly way



BABCOCK & WILCOX ENTERPRISES, INC. 3
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

WE'RE HELPING CUSTOMERS CREATE CLEAN AND RELIABLE ENERGY


H_2

CREATING RELIABLE AND EFFICIENT STEAM GENERATION

Providing boilers and related equipment, aftermarket parts, service and upgrades to help utilities and industries generate reliable thermal energy from a wide range of fuels and bridge the gap during the global transition to new energy sources.

REDUCING THE IMPACT OF GREENHOUSE GAS EMISSIONS

Providing hydrogen production, carbon capture, ash handling, energy recovery and storage, and advanced emissions control solutions to help preserve the world's natural resources.

SUPPORTING A CIRCULAR ECONOMY

Providing ecologically sound ways of using and recycling resources like biomass and municipal waste to create clean, renewable baseload power while reducing greenhouse gas emissions.

BABCOCK & WILCOX ENTERPRISES, INC.

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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.5 THE FOUNDATION OF OUR COMPANY VISION: Advancing energy and environmental solutions that bring power and progress to our world. MISSION: B&W delivers environmentally conscious, technology- driven solutions and services to energy and industrial customers worldwide – safely, ethically and as promised. CORE VALUES: Safety • Integrity Quality • Respect • Agility

WE'RE STRENGTHENING OUR BUSINESS TO ACHIEVE PROFITABLE GROWTH

- Increase focus on large thermal growth projects and higher-margin aftermarket parts and services and continue to expand geographical presence in support of these markets
- Leverage our advanced thermal technologies to support fuel switching projects
- Convert anticipated global pipeline of more than $7.6 billion of identified project opportunities into bookings, including over $2.6 billion in BrightLoop™ and ClimateBright™ opportunities
- Continue to implement up to $30 million in cost reductions associated with strategic realignment
- Strengthen balance sheet including evaluating alternatives for non-strategic assets and potential refinancing to reduce current and long-term debt
- Utilize state and federal project-level financing to accelerate deployment of BrightLoop technology
- Execute paid front-end engineering and design studies to further drive BrightLoop and ClimateBright technology bookings



BABCOCK & WILCOX ENTERPRISES, INC. 6
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

WE'RE LEVERAGING A VAST INSTALLED BASE AND PROVEN TECHNOLOGIES

Ensuring energy security

- More than 300 operating utility and industrial boiler units in the U.S. and nearly 200 operating utility and industrial boiler units across 40 countries around the world
- More than 5,000 industrial water-tube package boilers and other waste heat recovery products installed in a variety of facilities
- Average of more than 500,000 U.S. Boilermakers' construction manhours per year over last five years
- One of the top five Boilermaker employers in the U.S. utility industry

Driving decarbonization

- Large worldwide installed base of wet and dry scrubbers for SO_X reduction, particulate control equipment, NO_X reduction technologies, and mercury control systems to meet environmental regulations
- Flue gas pre-treatment technologies for use with CO_2 capture

Supporting sustainable power

- More than 300+ renewable energy units at facilities globally (consuming over 61 million tonnes of waste per year) and a leader in plant availability
- Serving utility, waste management, municipality and investment firm customers

VAST GLOBAL INSTALLATION OF B&W'S CORE TECHNOLOGIES AT UTILITY AND INDUSTRIAL PLANTS CREATES LARGE GROWTH OPPORTUNITIES FOR PARTS, SERVICES AND RETROFITS









BABCOCK & WILCOX ENTERPRISES, INC.

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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BABCOCK & WILCOX PROFILE

- **Headquarters:** Akron, Ohio USA
- **Founded:** 1867
- **Ownership:** Public (NYSE: BW)
- **Employees:** ~1,500
- **LTM Revenue June 2025:** ~$626.7M

LTM Revenue

Backlog[1] as of June 30, 2025



71%
14%
15%
83%
9%
8%
B&W Thermal
B&W Environmental
B&W Renewable

BWE Consolidated



END MARKET
Biomass/WTE 6%
Other 13%
Coal 52%
Pulp & Paper 6%
Natural Gas 23%
PRODUCTS & SERVICES
Construction 30%
Parts 40%
Aftermarket Projects 31%
INDUSTRY VS UTILITY
Industrial 27%
Utility 73%



NORTH AMERICA
ASIA
EUROPE
ME/A
OTHER
END MARKET
Other 14%
Coal 53%
Natural Gas 26%
Pulp & Paper 7%
Other 13%
Coal 87%
Other 3%
Natural Gas 3%
Biomass/WtE 94%
Natural Gas 5%
Other 2%
Coal 93%
Pulp & Paper 4%
Biomass/WtE 2%
Other 1%
Natural Gas 57%
Coal 36%
PRODUCTS & SERVICES
Construction 34%
Parts 41%
Aftermarket Projects 25%
Aftermarket Projects 13%
Parts 87%
Parts 3%
Aftermarket Projects 97%
Parts 15%
Aftermarket Projects 85%
Parts 31%
Aftermarket Projects 69%
INDUSTRY VS UTILITY
Industrial 28%
Utility 72%
Industrial 20%
Utility 80%
Industrial 15%
Utility 85%
Industrial 20%
Utility 80%
Utility 37%
Industrial 63%

Notes: All charts based on LTM June 30, 2025 revenues, unless otherwise noted.
1. Backlog does not include shorter lead-time parts and services.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

BABCOCK & WILCOX ENTERPRISES, INC. 8
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

GLOBAL PRESENCE, SOLID PIPELINE

Total anticipated pipeline of more than $7.6 billion over the next three years with over $12 billion in opportunities



PIPELINE: 2025-2027
Addressable Market
Europe
More than $5B
PIPELINE: 2025-2027
Addressable Market
Asia-Pacific
More than $6B
PIPELINE: 2025-2027
Addressable Market
Americas
Other: More than $11B
PIPELINE: 2025-2027
Addressable Market
Middle East & Africa
More than $3B
B&W LOCATIONS
Manufacturing
Service Facilities
Construction
Sales/Support
Sales Reps

A WIDE FOOTPRINT AND ONGOING EXPANSION POSITIONS B&W TO LEVERAGE MARKET TRENDS AROUND THE WORLD

Note: Pipeline does not include parts, small service and construction.

Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

3-YEAR PIPELINE



B&W THERMAL
Total $1.7B
$ MILLIONS
$1,327
$165
$11
$151
Americas
APAC
Europe
ME/A



B&W ENVIRONMENTAL
Total $2.4B
$ MILLIONS
$1,382
$299
$575
$141
Americas
APAC
Europe
ME/A



B&W RENEWABLE
Total $3.6B
$ MILLIONS
$3,504
$60
$48
$50
Americas
APAC
Europe
ME/A

PIPELINE REVENUE SPLIT 2025-2027



45-50%
20-25%
30-35%
B&W Thermal
B&W Environmental
B&W Renewable

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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

DATA CENTERS – ELECTRIC POWER DEMAND

- **Electric demand forecast**
  - Total data center power demand, including non-AI data centers, is anticipated to soar to 176 GW by 2035, up from 33 GW in 2024. AI alone is expected to reach 123 GW by 2035 compared to 4 GW in 2024.*
- **Who are Data Center Hyperscalers:**
  - **Enterprise services**: data management, cloud storage, computing - Amazon, IBM, Microsoft, Google, Oracle, Apple, Meta
  - **Crypto mining**: bitcoin use could diminish over the next five years, and 20% of datacenters could be converted to AI
  - **Artificial intelligence (AI)**: AI represents approximately 10-20% of total data center demand. AI power demand will grow to about 40% of total data center demand
- **Constraints:**
  - Power and grid capacities, supply chain constraints, grid construction timelines, unplanned natural gas and new nuclear power availability prior to 2030-2035
- **Solutions:**
  - Increased use of existing available, reliable power, such as coal plants
  - 46% of surveyed* said hydrogen use will increase as part of their solution to meet parallel renewable goals – CCS and alternate fuels, fuel for GTs
  - Onsite or co-located power supply to eliminate grid issues

Deloitte - April 2025







Capital expenditure is expected to exceed $1 trillion within the next five years for electric and gas utilities, and reach $1 trillion within the next three years for data centers

* https://www.deloitte.com/us/en/insights/industry/power-and-utilities/data-center-infrastructure-artificial-intelligence.html

BABCOCK & WILCOX ENTERPRISES, INC. 10
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

LEADERSHIP TEAM



Chairman and Chief Executive Officer
Kenneth Young



Executive Vice President and Chief Financial Officer
Cameron Frymyer



Executive Vice President and Chief Commercial Officer
Jimmy B. Morgan



Executive Vice President, General Counsel and Corporate Secretary
John J. Dziewisz



Chief Technology Officer
Brandy Johnson



Senior Vice President, Corporate Operations
Gillianne Hetrick



Vice President, Corporate Development
Sarah Serafin



Non-Executive Advisor
Dr. Homaira Akbari

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

CORPORATE GOVERNANCE

BOARD OF DIRECTORS



Chairman and Chief Executive Officer
Kenneth Young



Henry Bartoli



Rebecca Stahl



Joseph Tato



Alan Howe



Philip Moeller



Naomi Boness

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.13 FINANCIAL INFORMATION

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.14 CONSOLIDATED FINANCIAL SUMMARY - CONTINUING OPERATIONS ($ in millions) Three Months Ended June 30, 2025 Trailing Twelve Months Ending June 30, 2025 Revenue $ 144.1 $ 626.7 Gross margin $ 43.3 $ 151.5 Selling, general and administrative expenses $ 34.0 $ 125.2 Operating income $ 8.1 $ 16.8 Note: Figures may not be clerically accurate due to rounding.

CAPITAL STRUCTURE – PRO FORMA

($ in millions)		July 31, 2025
CAPITALIZATION:		
Total Debt[1]		**$ 412.2**
Senior Notes	$ 339.9	
Revolving Credit Line**	$ 0.0	
Letter of Credit Collateral*	$ 72.3	
Cash, cash equivalents and restricted cash**		$ 217.4
Net Debt		**$ 194.8**

Note: Figures may not be clerically accurate due to rounding.

1) Debt excluding leases of $9.1 million.

*Letter of Credit Collateral under the Axos Credit Facility is on B&W's balance sheet in Restricted & Long-Term Restricted Cash offset by debt. The previous PNC/MSD letter of credit facility and associated collateral was not required to be included on B&W's balance sheet.

**After the closing of the sale of Diamond Power announced on July 31, 2025



BABCOCK & WILCOX ENTERPRISES, INC. 15

© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.16 KEY TECHNOLOGIES AND CAPABILITIES

KEY TECHNOLOGIES:

STEAM GENERATION



Utility Boilers

High pressure, high efficiency, high capacity, low emissions

Fuel: Coal, oil, natural gas, multi-fuel



Natural Gas-Fired and Other Industrial Water-Tube and Fire-Tube Boilers

Bottom- or top-supported, shop- or field-assembled

Fuel: Natural gas, oil, CO, waste heat and gases



Heat Recovery Steam Generator Components

Pressure parts, casing, ducting, drums, housing and frames

Fuel: Waste heat and gases



Renewable Energy Boilers

Reduces dependency on landfills and reduces methane gas emissions

Fuel: Municipal solid waste, refuse derived fuel



Biomass-Fired Boilers

Carbon-neutral technology

Fuel: Wood, wood waste, straw, sludge



Process Recovery Boilers

Single-drum, industry-standard unit for improved mill operation

Fuel: Black liquor

BABCOCK & WILCOX ENTERPRISES, INC. 17
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY TECHNOLOGIES:

IGNITORS, FLAME SCANNERS AND CONTROLS









FPS®

Designed for safety, reliability and fuel flexibility

- Natural gas conversions from oil- or coal-firing
- Alternative energy fuels such as hydrogen, biodiesel, methanol and biogas
- Burner management and controls for complete turnkey system capability
- Flame scanning capability can be effectively implemented on any industrial application
- Technologies can be utilized for new construction or retrofit projects
- Safety standards conforming to National Fire Protection Association (NFPA) classes

PROVEN TECHNOLOGIES WITH INSTALLATIONS IN MORE THAN 70 COUNTRIES, INCLUDING MORE THAN 11,000 IGNITORS







BABCOCK & WILCOX ENTERPRISES, INC.

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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY TECHNOLOGIES:

BOILER CLEANING EQUIPMENT, SOOTBLOWERS, SYSTEMS AND REPLACEMENT PARTS

Diamond Power®

Reliability, versatility, maximum cleaning performance and low maintenance, backed by experience

- Boiler cleaning
- Replacement parts and upgrades
- Cameras and monitoring
- Port rodders and dampers
- Titanium® intelligent sootblowing and boiler cleaning controls
- Gauges and level indicators

HIGH-PERFORMANCE BOILER CLEANING PRODUCTS








CAUTION

BABCOCK & WILCOX ENTERPRISES, INC. 19
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY TECHNOLOGIES:

SUBMERGED GRIND CONVEYOR ASH HANDLING

Designed to meet current and future U.S. regulatory requirements for ash handling with:

- Lower equipment cost
- Lower installation cost
- Ability to utilize existing hoppers and gate valves
- No hopper modifications
- Short outage time
- Short lead time
- Available redundancy under the boiler
- Lower O&M costs











AN INNOVATIVE SOLUTION TO ELIMINATE ASH PONDS

BABCOCK & WILCOX ENTERPRISES, INC. 20
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY TECHNOLOGIES:

EMISSIONS CONTROL



Pre-Treatment for Post-Combustion Carbon Capture

- Wet and Dry Scrubbers, Sorbent Injection, Electrostatic Precipitators, Fabric Filters, Selective Catalytic Reduction Systems
- Complements SolveBright™ Process, Other Post-Combustion Technologies



Particulate Control

- Pulse Jet Fabric Filters / Baghouses
- Wet and Dry Electrostatic Precipitators
- Wet Particulate Scrubbers
- Multiclone® Dust Collectors



SO_2 / Acid Gas Control

- Wet or Seawater Flue Gas Desulfurization Systems
- Semi-Dry Flue Gas Desulfurization Systems (Spray Dry Absorbers, Circulating Dry Scrubbers)
- Wet Electrostatic Precipitators and Dry Sorbent Injection



NO_X Control

- Selective Catalytic and Non-Catalytic Reduction
- Low NO_X Burners and Combustion Systems



Mercury

- Powdered Activated Carbon Injection
- Absorption Plus™, MercPlus™, Mitagent™ Additives



Wastewater Elimination

- Wastewater Evaporation System via Spray Drying



SO_3 / Acid Mist Control

- Wet Electrostatic Precipitators
- Dry Sorbent Injection

BABCOCK & WILCOX ENTERPRISES, INC. 21

© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY TECHNOLOGIES:

FLUE GAS TREATMENT FOR CARBON CAPTURE

- To optimize carbon capture on solvent-based scrubbing technologies, reductions in various pollutants found in the incoming flue gas are required
- Our solutions include technologies for acid gases, particulate and acid mist, NO_x and mercury



SOx
PM
NOx
H2O
Hg
FLUE GAS
PRE-TREATMENT TECHNOLOGIES
CARBON CAPTURE

THE WORLDWIDE LEADER IN FLUE GAS PRE-TREATMENT TECHNOLOGIES FOR POST-COMBUSTION CARBON CAPTURE



300+
Wet Scrubber Installations



90+
Dry Scrubber Installations



260+
Wet ESP Installations



490+
Dry ESP Installations



1,000+
Fabric Filters Installations



35+
Sorbent Injection Installations



100+
SCR Installations

BABCOCK & WILCOX ENTERPRISES, INC. 22

© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

KEY CAPABILITIES:
AFTERMARKET SERVICES

UPGRADES & RETROFITS

Maintaining/improving plant operation:
Projects for extending the life of power, process and environmental equipment

REPLACEMENT PARTS

Supplying components for system reliability:
High-quality standard or custom-engineered pressure and non-pressure parts

OPTIMIZATION SYSTEMS

Enhancing efficiency with proven technology:
Diagnostic, monitoring, tuning and control systems for combustion and cleaning equipment

ENGINEERING SERVICES

Evaluating options for improved performance:
Expert people, tools and processes to measure, model, design, deliver, train and project manage

CONSTRUCTION

Adding value through constructability:
Safe execution of new installation, retrofits, system maintenance/repair, plant modifications










BABCOCK & WILCOX ENTERPRISES, INC.
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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.24 B&W’S EMERGING TECHNOLOGIES

BRIGHTLOOP™ HYDROGEN PRODUCTION


PROCESS INPUT OPTIONS
NATURAL GAS
BIOMASS
COAL
OTHER $C_XH_YO_Z$
N_2
BrightLoop™
CO_2
Enhanced Oil Recovery
Sequestration
Food Product
Other Beneficial Uses
OUTPUT OPTIONS
METHANOL
AVIATION FUEL
AMMONIA
OTHER
HYDROGEN
STEAM
ELECTRICITY
SYNGAS

SIGNIFICANT ADVANTAGES:

- **Hydrogen from solid fuels – can utilize a variety of solid or gaseous fuels as feedstock**
- **High rate of carbon captured – inherent CO_2 isolation supports sequestration or utilization without the expensive post-combustion capture equipment and operation**
- **Competitive hydrogen cost – lower levelized cost of hydrogen when compared to other hydrogen production methods**
- **High-quality hydrogen – hydrogen is produced from injected steam unlike other technologies that produce hydrogen by separating it from feedstock**
- **Scalable for a range of applications – accommodates both large and small applications**

BABCOCK & WILCOX ENTERPRISES, INC. 25
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BRIGHTLOOP™ HYDROGEN PRODUCTION PROGRESS

BRIGHTLOOP EVOLUTION

1994-2004



Laboratory Scale

RESEARCH STAGE (Complete)

2008



Sub-Pilot with
The Ohio State University
and B&W

SUB-PILOT SCALE (Complete)

2014



Steam & Hydrogen

National Carbon Capture
Center in Alabama

PILOT SCALE (Complete)

2017



Coal Direct
Chemical Looping

Barberton, Ohio

PILOT SCALE (Complete)

2026



SMALL SCALE

1-5 Tonnes Per Day
Hydrogen Projected Output

IN PROGRESS

2028



MEDIUM SCALE

10-50 Tonnes Per Day
Hydrogen Projected Output

IN PROGRESS

2029



LARGE SCALE

100-250 Tonnes Per Day
Hydrogen Projected Output

BABCOCK & WILCOX ENTERPRISES, INC.
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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

LEVERAGING DECADES OF FUNDING AWARDS AND INVESTMENTS

CONTINUE TO SCALE THIS INDUSTRY – CHANGING TECHNOLOGY

COAL DIRECT CHEMICAL LOOPING (CDCL)



2,000 OPERATING HOURS

50 STARTUP / SHUTDOWNS

NATIONAL CARBON CAPTURE CENTER (NCCC)



1,000 OPERATING HOURS

20 STARTUP / SHUTDOWNS

- 2009 CL with OSU
- 2010 NCCC Design & Construction
- 2010 NCCC Testing
- 2012 – 2014 CDCL DOE Techno-Economic Analysis
- 2016 – 2018 DOE Pre-FEED CDCL
- 2022 - Present Commercialization

THE OHIO STATE UNIVERSITY

TGA TESTING

500 TEST RUNS

10,000 HOURS OF TESTING

3 Reactor SUB-PILOT

50 TEST RUNS

1,000 HOURS OF TESTING

BENCH SCALE

200 TEST RUNS

5,000+ HOURS OF TESTING

SUB-PILOT

50+ TEST RUNS

2,000+ HOURS OF TESTING

75 STARTUP / SHUTDOWNS

PATENTED IRON OXIDE PARTICLE

10,000+ CYCLE TIMES

3,000+ HOURS OF TESTING

10,000+ TOTAL TESTING HOURS







Experts Trained

70 OSU CL RESULTED PHDs

100 GRAD STUDENTS

250 OTHER STUDENTS AND STAFF

TOTAL R&D INVESTMENT

$275M+

DOE GRANTS – STATE GRANTS – OSU – B&W

to study impact of various feedstocks on hydrogen production and advance the technology

BABCOCK & WILCOX ENTERPRISES, INC.

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© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

GLOBAL LEADER IN CLEAN POWER PRODUCTION TECHNOLOGIES



BrightLoop™
HYDROGEN PRODUCTION



BrightGen™
HYDROGEN COMBUSTION


Boiler
Wet FGD
ASU (Oxygen supply)
Direct Contact Cooler
Fabric Filter
Coal Pulverizers
CPU (CO2 Compression)

OxyBright™
OXYGEN-FUEL COMBUSTION



SolveBright™
POST-COMBUSTION CARBON CAPTURE

OUR CLIMATEBRIGHT SUITE

- Emerging technologies: Long Duration Energy Storage, Green Steam and Direct Air Capture
- B&W is at the forefront of developing CO_2 capturing technologies
- Multiple technologies ready for commercial demonstration
- 93 active patents related to carbon capture technology
- Positioned to provide critical solutions to meet global climate goals

B&W'S PORTFOLIO OF CLEAN POWER PRODUCTION SOLUTIONS CONTINUES TO EVOLVE TO REACH CUSTOMERS AT ALL STAGES OF THEIR ENERGY TRANSITION.

BABCOCK & WILCOX ENTERPRISES, INC. 28
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

BIOENERGY WITH CARBON CAPTURE AND SEQUESTRATION (BECCS)

B&W's biomass boilers paired with either OxyBright™ or SolveBright™ produce carbon-negative energy with a -**2,500**gCO_2e/kWh **carbon intensity**

OxyBright™ with B&W's renewable energy solution could produce carbon-negative energy with a -**1,000** gCO_2e/kWh **carbon intensity**

Our negative carbon intensity (-2,500 gCO_2e/kWh) is **nearly seven times more negative than the U.S. grid is positive** (+373 gCO_2e/kWh)



BABCOCK & WILCOX ENTERPRISES, INC. 29
© 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C . © 2025 Babcock & Wilcox Enterprises, Inc. All rights reserved.30